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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 19, 2004
                              (February 18, 2004)


                          NEBRASKA BOOK COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)


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
             KANSAS                333-48221                 47-0549819
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission              (IRS Employer
         Incorporation)           File Number)           Identification No.)
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                 4700 SOUTH 19TH STREET, LINCOLN, NE 68501-0529

              (Address of Principal Executive Offices) (Zip Code)

           ---------------------------------------------------------

                                 (402) 421-7300

              (Registrant's telephone number, including area code)

                                ---------------

                                ---------------
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     This Current Report on Form 8-K updates the Registrant's segment information as a result of a change in the Registrant's reportable segments during the current fiscal year. The Registrant's consolidated financial statements for the three years ended March 31, 2003, are attached hereto as
Exhibit 99.1 and are incorporated by reference herein. The updated segment information is included in Note N to the Registrant's consolidated financial statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    EXHIBITS.

      The following exhibit is deemed filed under the Securities Exchange Act of 1934:

      99.1 Consolidated financial statements for the three years ended March 31, 2003.

      Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof, and shall not be deemed "filed" under the Securities Exchange Act of 1934:

      99.2     Press Release, dated February 18, 2004.
      99.3     Press Release, dated February 19, 2004.
      99.4     Recent Developments.



ITEM 9. REGULATION FD DISCLOSURE.

        The Registrant hereby furnishes the information set forth in its Press Release, dated February 18, 2004, announcing its proposed debt offering of senior subordinated notes due 2012. A copy of this press release is attached as
Exhibit 99.2 hereto.

        In addition, the Registrant hereby furnishes the information set forth in its Press Release, dated February 19, 2004, announcing its receipt of requisite consents to its tender offer and consent solicitation. A copy of this press release is attached as Exhibit 99.3 hereto.

        Lastly, the Registrant hereby furnishes certain information concerning recent developments in the Registrant's business and certain financial information for the ten-month period ended January 31, 2003 and 2004, and the twelve-month period ended January 31, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2004        NEBRASKA BOOK COMPANY, INC.



                           By: /s/ Alan G. Siemek
                               -------------------------------------------------
                               Alan G. Siemek
                               Chief Financial Officer, Senior Vice President of Finance and Administration, Treasurer and Assistant Secretary




                                 EXHIBIT INDEX

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99.1  Consolidated financial statements for the three years ended March 31, 2003.
99.2  Press Release dated February 18, 2004.
99.3  Press Release dated February 19, 2004.
99.4  Recent Developments.
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